FACILITY REDUCTION NOTICE
9/29/2023
Commonwealth Bank of Australia
599 Lexington Avenue, 30th Floor
New York, NY 10022
Attention:    Robert Cammilleri
Telephone:    (212) 731-9590
Email:     Robert.Cammilleri @ cba.com.au
RE:    That certain Revolving Credit Agreement, dated as of November 5, 2021, by and among T SERIES MIDDLE MARKET LOAN FUND LLC, a Delaware limited liability company, as a borrower, the other borrowers from time to time party thereto, COMMONWEALTH BANK OF AUSTRALIA, as the Administrative Agent, the Lead Arranger, the Letter of Credit Issuer and a Lender, and the other Lenders from time to time party thereto (as the same may be amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms not defined herein shall have the meanings assigned to such terms in the Credit Agreement.
Ladies and Gentlemen:
This facility reduction notice (this “Reduction Notice”) is executed and delivered by the Borrower to the Administrative Agent pursuant to Section 3.6 of the Credit Agreement.
The Borrowers hereby give irrevocable written notice of a permanent decrease in the Maximum Commitment in the amount of $46,500,000 for an aggregate Maximum Commitment in the amount of $238,500,000, such Facility decrease to be effective immediately.
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Signature Page(s) Follow]

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    IN WITNESS WHEREOF, the undersigned has executed and delivered this Reduction Notice as of the date first written above.
BORROWER:
T SERIES MIDDLE MARKET LOAN FUND LLC, a Delaware limited liability company,
By:    _/s/ Venugopal Rathi____________
 Name: Venugopal Rathi
Title: Credit Facility Officer

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